Combined and Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024
Common Stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common Stock, shares authorized (in shares)	330,000,000	0
Common Stock, shares issued (in shares)	58,290,473	0
Common Stock, shares outstanding (in shares)	58,290,473	0
Credit card receivables
Allowance for credit losses	$ 1,751	$ 1,907